                                                            EXHIBIT 10.11





                           THIRD AMENDED AND RESTATED

                         REGISTRATION RIGHTS AGREEMENT

                                     among

                                PROXICOM, INC.,

                      GENERAL ATLANTIC PARTNERS 34, L.P.,

                      GENERAL ATLANTIC PARTNERS 52, L.P.,

                        GAP COINVESTMENT PARTNERS, L.P.,

                      GAP COINVESTMENT PARTNERS II, L.P.,

                                RAUL FERNANDEZ,

                           THE MARIO M. MORINO TRUST,

                       FBR VENTURE CAPITAL MANAGERS INC.,

                     GENERAL ELECTRIC CAPITAL CORPORATION,

                      GE CAPITAL EQUITY INVESTMENTS, INC.,

                                  BRENDA WONG,

                                SCOTT MCDONALD,

                               VINCENT HOENIGMAN,

                                   JACK KEMP,

                              THEODORE J. LEONSIS,

                                 JOHN MCKINLEY,

                          THE WASHINGTON POST COMPANY

                                      AND

                            THE AD HOC STOCKHOLDERS


                            Dated:  March ____, 1999



                               TABLE OF CONTENTS


                                                                           Page
1. Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
2. General; Securities Subject to this Agreement  . . . . . . . . . . . . .  10
  (a) Grant of Rights   . . . . . . . . . . . . . . . . . . . . . . . . . .  10
  (b) Registrable Securities  . . . . . . . . . . . . . . . . . . . . . . .  10
  (c) Holders of Registrable Securities   . . . . . . . . . . . . . . . . .  10
3. Demand Registration  . . . . . . . . . . . . . . . . . . . . . . . . . .  10
  (a) Request for Demand Registration   . . . . . . . . . . . . . . . . . .  10
  (b) Incidental or   . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
  (c) Effective Demand Registration   . . . . . . . . . . . . . . . . . . .  12
  (d) Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
  (e) Underwriting Procedures   . . . . . . . . . . . . . . . . . . . . . .  12
  (f) Selection of Underwriters   . . . . . . . . . . . . . . . . . . . . .  13
4. Incidental or  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
  (a) Request for Incidental Registration   . . . . . . . . . . . . . . . .  13
  (b) Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

5. Holdback Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . .  14
  (a) Restrictions on Public Sale by Designated Holders   . . . . . . . . .  14
  (b) Restrictions on Public Sale by the Company  . . . . . . . . . . . . .  14
6. Registration Procedures  . . . . . . . . . . . . . . . . . . . . . . . .  15
  (a) Obligations of the Company  . . . . . . . . . . . . . . . . . . . . .  15
  (b) Seller Information  . . . . . . . . . . . . . . . . . . . . . . . . .  18
  (c) Notice to Discontinue   . . . . . . . . . . . . . . . . . . . . . . .  18
  (d) Registration Expenses   . . . . . . . . . . . . . . . . . . . . . . .  18
7. Indemnification; Contribution  . . . . . . . . . . . . . . . . . . . . .  19
  (a) Indemnification by the Company  . . . . . . . . . . . . . . . . . . .  19
  (b) Indemnification by Designated Holders   . . . . . . . . . . . . . . .  19
  (c) Conduct of Indemnification Proceedings  . . . . . . . . . . . . . . .  20
  (d) Contribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
8. Rule 144 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
9. Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
  (a) Recapitalizations, Exchanges, etc.  . . . . . . . . . . . . . . . . .  21
  (b) No Inconsistent Agreements  . . . . . . . . . . . . . . . . . . . . .  22
  (c) Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
  (d) Amendments and Waivers  . . . . . . . . . . . . . . . . . . . . . . .  22
  (e) Notices   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
  (f) Successors and Assigns; Third Party Beneficiaries . . . . . . . . . .  27
  (g) Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
  (h) Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
  (i) GOVERNING LAW   . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

  (j) Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
  (k) Entire Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . .  28
  (l) Further Assurances  . . . . . . . . . . . . . . . . . . . . . . . . .  28
  (m) Appointment of Ad Hoc Stockholders' Representative  . . . . . . . . .  28
  (n) Limitation of Liability   . . . . . . . . . . . . . . . . . . . . . .  29

            THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

         THIS THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated March 26, 1999 (this "AGREEMENT"), among Proxicom, Inc., a Delaware corporation (the "COMPANY"), General Atlantic Partners 34, L.P., a Delaware limited partnership ("GAP LP"), General Atlantic Partners 52, L.P., a Delaware limited partnership ("GAP 52"), GAP Coinvestment Partners, L.P., a New York limited partnership ("GAP COINVESTMENT I"), GAP Coinvestment Partners II, L.P., a Delaware limited partnership ("GAP COINVESTMENT II"), Raul Fernandez ("FERNANDEZ"), The Mario M. Morino Trust ("MORINO TRUST"), FBR Venture Capital Managers Inc., a Delaware corporation ("FBR"), General Electric Capital Corporation, a New York corporation ("GE CAPITAL"), GE Capital Equity Investments, Inc., a Delaware corporation ("GE CAPITAL EQUITY"), Brenda Wong, Scott McDonald and Vincent Hoenigman (the "IBIS STOCKHOLDERS"), and Jack Kemp ("KEMP"), Theodore J. Leonsis ("LEONSIS"), John McKinley ("MCKINLEY"), and The Washington Post Company, a Delaware corporation ("WPC", and together with Kemp, Leonsis, and McKinley, the "NEW STOCKHOLDERS") and the individuals listed on Exhibit A hereto (the "AD HOC STOCKHOLDERS").

         WHEREAS, this Agreement is made in connection with the Preferred Stock and Warrant Purchase Agreement, dated August 30, 1996 (the "STOCK AND WARRANT PURCHASE AGREEMENT"), among the Company, GAP LP and GAP Coinvestment I, pursuant to which the Company has agreed to, among other things, issue and sell to (i) GAP LP, and GAP LP has agreed to purchase from the Company, (x) an aggregate of 1,389,218 shares, par value $.01 per share, of Series A Convertible Preferred Stock of the Company (the "SERIES A PREFERRED STOCK") and
(y) a warrant (the "GAP LP WARRANT") to purchase, subject to the terms and conditions thereof, an aggregate of 861,834 shares of Series A Preferred Stock and (ii) GAP Coinvestment I, and GAP Coinvestment I has agreed to purchase from the Company, (x) an aggregate of 240,751 shares of Series A Preferred Stock and
(y) a warrant (the "GAPCO WARRANT" and, together with the GAP LP Warrant, the "WARRANTS") to purchase, subject to the terms and conditions thereof, an aggregate of 149,544 shares of Series A Preferred Stock.

         WHEREAS, this Agreement is made in connection with the Preferred Stock Purchase Agreement, dated February 20, 1997, among the Company, GAP LP, GAP

Coinvestment I, Morino Trust and FBR, pursuant to which the Company has agreed to, among other things, issue and sell (i) GAP LP, and GAP LP has agreed to purchase from the Company, an aggregate of 81,535 shares, par value $.01 per share, of Series B Convertible Preferred Stock of the Company (the "SERIES B PREFERRED STOCK"), (ii) GAP Coinvestment I and GAP Coinvestment I has agreed to purchase from the Company an aggregate of 14,388 shares of Series B Preferred Stock, (iii) Morino Trust, and Morino Trust has agreed to purchase from the Company an aggregate of 239,808 shares of Series B Preferred Stock and (iv) FBR, and FBR has agreed to purchase from the Company an aggregate of 23,981 shares of Series B Preferred Stock.

         WHEREAS, this Agreement is made in connection with the Preferred Stock Purchase Agreement, dated November 24, 1997, between the Company and GE Capital, pursuant to which the Company has agreed to, among other things, issue and sell GE Capital, and GE Capital has agreed to purchase from the Company, 419,302 shares, par value $.01 per share, of Series C Convertible Preferred Stock of the Company (the "SERIES C PREFERRED STOCK").

         WHEREAS, this Agreement is made in connection with the Agreement and Plan of Merger by and among the Company, Proxicom Merger Sub, Inc., IBIS Consulting, Inc. and the IBIS Stockholders, dated as of August 21, 1998 (the "MERGER AGREEMENT"), pursuant to which the Company has agreed to, among other things, issue a total of 4,988,297 shares of Common Stock to the IBIS Stockholders.

         WHEREAS, this Agreement is made in connection with the Stock Purchase Agreement, dated as of February 1, 1999 (the "COMMON STOCK PURCHASE AGREEMENT"), between the Company, certain selling stockholders named therein, and the Purchasers named therein, pursuant to which, among other things, certain selling stockholders named in the Common Stock Purchase Agreement agree to sell and transfer to the Purchasers, and the Purchasers agree to purchase from such selling stockholders, an aggregate of 758,667 shares of Common Stock of the Company.

         WHEREAS, this Agreement is made in connection with the Preferred Stock Purchase Agreement, dated as February 1, 1999 (the "SERIES D STOCK PURCHASE AGREEMENT"), between the Company and the Purchasers named therein, pursuant to which, among other things, the Company agrees to issue and sell to the Purchasers, and the Purchasers agree to purchase from the Company, an aggregate of 1,218,333 shares, par value $.01 per share, of Series D Convertible Preferred Stock of the Company (the "SERIES D PREFERRED STOCK"; and, together with the Series A Preferred Stock, the Series B Stock, and the Series C Stock, the "PREFERRED STOCK").

         WHEREAS, each share of Preferred Stock is convertible (subject to adjustment) into one (1) share of Common Stock (as hereinafter defined).

         WHEREAS, this Agreement is made in connection with the Agreement and Plan of Merger by and among the Company, Proxicom Merger Sub II, Inc., ad hoc Interactive, Inc. ("AD HOC"), and the Principal Stockholders named therein, dated as of March 22, 1999 (the "AD HOC MERGER AGREEMENT"), pursuant to which the Company has agreed to, among other things, issue a total of 831,716 shares of Common Stock to the Ad Hoc Stockholders.

         WHEREAS, the Company, GAP LP, GAP Coinvestment I, Fernandez, Morino Trust and FBR are parties to the Stockholders Agreement (as hereinafter defined), pursuant to which the parties thereto have agreed to, among other things, certain first offer, preemptive and corporate governance rights and obligations.

         WHEREAS, the Company, GAP LP, GAP Coinvestment I, Fernandez, Morino Trust, FBR and GE Capital are parties to Amendment No. 1 to the Stockholders Agreement ("AMENDMENT NO. 1"), pursuant to which, among other things, GE Capital became a party to the Stockholders Agreement.

         WHEREAS, the Company, GAP LP, GAP Coinvestment I, Fernandez, Morino Trust, FBR, GE Capital and the IBIS Stockholders are parties to Amendment No. 2 to the Stockholders Agreement ("AMENDMENT NO. 2"), pursuant to which, among other things, the IBIS Stockholders became a party to the Stockholders Agreement (as amended by the Amendment No. 1).

         WHEREAS, the Company, GAP LP, GAP Coinvestment I, GAP 52, GAP Coinvestment II, Fernandez, Morino Trust, FBR, GE Capital, GE Capital Equity, the IBIS Stockholders, and the New Stockholders are parties to Amendment No. 3 to the Stockholders

Agreement ("AMENDMENT NO. 3"), pursuant to which, among other things, the New Stockholders, GAP 52, GAP Coinvestment II and GE Capital Equity became a party to the Stockholders Agreement.

         WHEREAS, concurrently with the execution hereof, the Company, GAP LP, GAP Coinvestment I, GAP 52, GAP Coinvestment II, Fernandez, Morino Trust, FBR, GE Capital, GE Capital Equity, the IBIS Stockholders, the New Stockholders and the Ad Hoc Stockholders are entering into Amendment No. 4 to the Stockholders Agreement ("AMENDMENT NO. 4"), pursuant to which, among other things, the Ad Hoc Stockholders shall become party to the Stockholders Agreement.

         WHEREAS, as a condition precedent to the obligations of Ad Hoc and the Principal Stockholders of Ad Hoc to consummate the merger pursuant to the Ad Hoc Merger Agreement, the Company has agreed to amend and restate in its entirety the Second Amended and Restated Registration Rights Agreement (as hereinafter defined) by entering into this Agreement pursuant to which the Company has agreed to grant registration rights with respect to the Registrable Securities (as hereinafter defined) as set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

         1. Definitions. As used in this Agreement the following terms have the meanings indicated:

            "Affiliate" shall mean, with respect to any Person, any other Person who controls, is controlled by or is under common control with such Person. In addition, the following shall be deemed to be Affiliates of GAP LP and GAP 52: (a) GAP LLC, the members of GAP LLC, the limited partners of GAP LP and the limited partners of GAP 52; (b) any Affiliate of GAP LLC, the members of GAP LLC, the limited partners of GAP LP and the limited partners of GAP 52; and (c) any limited liability company or partnership a majority of whose members or partners, as the case may be, are members of GAP LLC. In addition, GAP LP, GAP 52, GAP Coinvestment I and GAP Coinvestment II shall be deemed to be Affiliates of one another.

            "Ad Hoc" has the meaning assigned to such term in the recital to this Agreement.

            "Ad Hoc Merger Agreement" has the meaning assigned to such term in the recital to this Agreement.

            "Ad Hoc Stockholders" has the meaning assigned to such term in the recital to this Agreement.

            "Ad Hoc Stockholders' Representative" shall mean Saul Aaron Singer, or any successor thereto who is appointed by the Ad Hoc Stockholders holding at least a majority of the Registrable Securities held by the Ad Hoc Stockholders.

            "Amendment No. 1" has the meaning assigned to such term in the recital to this Agreement.

            "Amendment No. 2" has the meaning assigned to such term in the recital to this Agreement.

            "Amendment No. 3" has the meaning assigned to such term in the recital to this Agreement.

            "Amendment No. 4" has the meaning assigned to such term in the recital to this Agreement.

            "Approved Underwriter" has the meaning set forth in Section 3(f) of this Agreement.

            "Common Stock" means the Common Stock, par value $.01 per share, of the Company or any other equity securities of the Company into which such securities are converted, reclassified, reconstituted or exchanged.

            "Common Stock Purchase Agreement" has the meaning assigned to such term in the recital to this Agreement.

            "Company" has the meaning assigned to such term in the recital to this

Agreement.

            "Company Underwriter" has the meaning set forth in Section 4(a) of this Agreement.

            "Demand Registration" has the meaning set forth in Section 3(a) of this Agreement.

            "Designated Holder" means each of the Fernandez Stockholders, the Morino Stockholders, the General Atlantic Stockholders, the FBR Stockholders, the GE Capital Stockholders, the IBIS Stockholders, the Kemp Stockholders, the Leonsis Stockholders, the McKinley Stockholders, the WPC Stockholders and the Ad Hoc Stockholders and any transferee of any of them to whom Registrable Securities have been transferred in accordance with the provisions of the Stockholders Agreement (as hereinafter defined) and Section 9(f) of this Agreement, other than a transferee to whom such securities have been transferred pursuant to a registration statement under the Securities Act or Rule 144 or Regulation S under the Securities Act.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

            "FBR" has the meaning assigned to such term in the recital to this Agreement.

            "FBR Stockholders" means FBR and any Permitted Transferee (as defined in the Stockholders Agreement) thereof to which Registrable Securities are transferred in accordance with Section 2.2 of the Stockholders Agreement.

            "Fernandez" has the meaning assigned to such term in the recital to this Agreement.

            "Fernandez Stockholders" means Fernandez and any Permitted Transferee (as defined in the Stockholders Agreement) thereof to which Registrable Securities are transferred in accordance with Section 2.2 of the Stockholders Agreement.

             "GAP 52" has the meaning assigned to such term in the recital to this Agreement.

            "GAP Coinvestment I" has the meaning assigned to such term in the recital to this Agreement.

            "GAP Coinvestment II" has the meaning assigned to such term in the recital to this Agreement.

            "GAP LLC" means General Atlantic Partners, LLC, a Delaware limited liability company and the general partner of GAP LP, and any successor to such entity.

            "GAP LP" has the meaning assigned to such term in the recital to this Agreement.

            "GAP LP Warrant" has the meaning assigned to such term in the recital to this Agreement.

            "GAPCO Warrant" has the meaning assigned to such term in the recital to this Agreement.

            "GE Capital" has the meaning assigned to such term in the recital to this Agreement.

            "GE Capital Equity" has the meaning assigned to such term in the recital to this Agreement.

            "GE Capital Stockholders" means GE Capital, GE Capital Equity and any Affiliate thereof to which Registrable Securities are transferred in accordance with Section 2.2 of the Stockholders Agreement.

            "General Atlantic Stockholders" means GAP LP, GAP 52, GAP Coinvestment I, GAP Coinvestment II and any Affiliate thereof to which Registrable Securities are transferred in accordance with Section 2.2 of the Stockholders Agreement.

            "Holders' Counsel" has the meaning set forth in Section 6(a)(i) of this Agreement.

            "IBIS Stockholders" means the IBIS Stockholders as such term is defined in the recital to this Agreement and any Permitted Transferee (as defined in the Stockholders Agreement) thereof to which Registrable Securities are transferred in accordance with Section 2.2 of the Stockholders Agreement.

            "Incidental Registration" has the meaning set forth in Section 4(a) of this Agreement.

            "Indemnified Party" has the meaning set forth in Section 7(c) of this Agreement.

            "Indemnifying Party" has the meaning set forth in Section 7(c) of this Agreement.

            "Initial Public Offering" means a firm commitment underwritten initial public offering pursuant to an effective Registration Statement filed under the Securities Act covering the offer and sale of shares of Common Stock for the account of the Company at a price per share of Common Stock not less than $6.60 and resulting in aggregate net proceeds (after expenses and underwriting commissions and discounts) to the Company of at least $10,000,000.

            "Initiating Holder" has the meaning set forth in Section 3(a) of this Agreement.

            "Inspector" has the meaning set forth in Section 6(a)(viii) of this Agreement.

            "IPO Effectiveness Date" means the date upon which the Company commences its Initial Public Offering.

            "Kemp" has the meaning assigned to such term in the recital to this Agreement.

            "Kemp Stockholders" means Kemp and any Permitted Transferee (as defined in the Stockholders Agreement) thereof to which Registrable Securities are transferred in accordance with Section 2.2 of the Stockholders Agreement.

            "Leonsis" has the meaning assigned to such term in the recital to this Agreement.

            "Leonsis Stockholders" means Leonsis and any Permitted Transferee (as defined in the Stockholders Agreement) thereof to which Registrable Securities are transferred in accordance with Section 2.2 of the Stockholders Agreement.

            "McKinley" has the meaning assigned to such term in the recital to this Agreement.

            "McKinley Stockholders" means McKinley and any Permitted Transferee (as defined in the Stockholders Agreement) thereof to which Registrable Securities are transferred in accordance with Section 2.2 of the Stockholders Agreement.

            "Morino Trust" has the meaning assigned to such term in the recital to this Agreement.

            "Morino Stockholders" means Morino Trust and any Permitted Transferee (as defined in the Stockholders Agreement) thereof to which Registrable Securities are transferred in accordance with Section 2.2 of the Stockholders Agreement.

            "NASD" has the meaning set forth in Section 6(a)(xiv) of this Agreement.

            "New Stockholders" means the New Stockholders as such term is defined in the recital to this Agreement and any Permitted Transferee (as defined in the Stockholders Agreement) thereof to which Registrable Securities are transferred in accordance with Section 2.2 of the Stockholders Agreement.

            "Person" means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

            "Purchasers" means GAP LP, GAP Coinvestment I, Morino Trust, GE Capital and the New Stockholders.

            "Preferred Stock" has the meaning assigned to such term in the recital to this Agreement.

            "Records" has the meaning set forth in Section 6(a)(viii) of this Agreement.

            "Registrable Securities" means each of the following: (a) any and all shares of Common Stock owned by the Designated Holders or issued or issuable upon conversion of shares of Preferred Stock or exercise of the Warrants, including, without limitation, any additional shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or warrants exercisable for shares of Common Stock or Series A Preferred Stock or Series B Preferred Stock or Series C Preferred Stock or Series D Preferred Stock acquired by any of the Designated Holders after the date hereof, (b) any other shares of Common Stock acquired or owned by any of the Designated Holders prior to the IPO Effectiveness Date, or acquired or owned by any of the Designated Holders after the IPO Effectiveness Date if such Designated Holder is an Affiliate of the Company and (c) any shares of Common Stock issued or issuable to any of the Designated Holders with respect to shares of Common Stock, shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise and shares of Common Stock issuable upon conversion, exercise or exchange thereof.

            "Registration Expense Cap" has the meaning set forth in Section 3(d) of this Agreement.

            "Registration Expenses" has the meaning set forth in Section 6(d) of this Agreement.

            "Registration Statement" means a registration statement filed pursuant to the Securities Act.

            "SEC" means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

            "Second Amended and Restated Registrations Rights Agreement" means the Second Amended and Restated Registration Rights Agreement dated February 1, 1999, among the Company, GAP LP, GAP 52, GAP Coinvestment I, GAP Coinvestment II, Fernandez, Morino Trust, FBR, GE Capital, GE Capital Equity, the IBIS Stockholders and the New Stockholders.

            "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

            "Series A Preferred Stock" has the meaning assigned to such term in the recital to this Agreement.

            "Series B Preferred Stock" has the meaning assigned to such term in the recital to this Agreement.

            "Series C Preferred Stock" has the meaning assigned to such term in the recital to this Agreement.

            "Series D Preferred Stock" has the meaning assigned to such term in the recital to this Agreement.

            "Series D Stock Purchase Agreement" has the meaning assigned to such term in the recital to this Agreement.

            "Stockholders Agreement" means, collectively, the Amended and Restated Stockholders Agreement, dated February 20, 1997, among the Company, GAP LP, GAP Coinvestment I, Fernandez, Morino Trust and FBR, as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3 and Amendment No. 4.

            "WPC" has the meaning assigned to such term in the recital to this Agreement.

            "WPC Stockholders" means WPC and any Permitted Transferee (as defined in the Stockholders Agreement) thereof to which Registrable Securities are transferred in accordance with Section 2.2 of the Stockholders Agreement.

            "Warrants" has the meaning assigned to such term in the recital to this Agreement.

         2. General; Securities Subject to this Agreement.

            (a) Grant of Rights. The Company hereby grants registration rights to the Fernandez Stockholders, the Morino Stockholders, the General Atlantic Stockholders, the FBR Stockholders, the GE Capital Stockholders, the IBIS Stockholders, the New Stockholders and the Ad Hoc Stockholders upon the terms and conditions set forth in this Agreement.

            (b) Registrable Securities. For the purposes of this Agreement, Registrable Securities will cease to be Registrable Securities when (i) a registration statement covering such Registrable Securities has been declared effective under the Securities Act by the SEC and such Registrable Securities have been disposed of pursuant to such effective registration statement, (ii) the entire amount of Registrable Securities proposed to be sold in a single sale, in the opinion of counsel satisfactory to the Company and the Designated Holder thereof, each in their reasonable judgment, may be distributed to the public without any limitation as to volume for such sale pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act or (iii) the Registrable Securities are proposed to be sold or distributed by a Person not entitled to the registration rights granted by this Agreement.

            (c) Holders of Registrable Securities. A Person is deemed to be a holder of Registrable Securities whenever such Person owns of record Registrable Securities, or holds an option to purchase, or a security convertible into or exercisable or exchangeable for, Registrable Securities whether or not such acquisition or conversion has actually been effected. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company may act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities. Registrable Securities issuable upon exercise of an option or upon conversion of another security shall be deemed outstanding for the purposes of this Agreement.

         3. Demand Registration.

            (a) Request for Demand Registration. At any time after the IPO Effectiveness Date, one or more of the General Atlantic Stockholders as a group, acting through GAP LLC or its written designee (the "INITIATING HOLDER(S)"), may make a written request to the Company to register, under the Securities Act (other than pursuant to a registration statement on Form S-4 or S-8 or any successor thereto) and under the securities or "blue sky" laws of any jurisdiction designated by such holder or holders (a "DEMAND REGISTRATION"), the number of Registrable Securities stated in such request; provided, however, that the Company shall not be obligated to effect more than one (1) Demand Registration pursuant to this Section 3. If at the time of any request to register Registrable Securities pursuant to this Section 3(a), the Company is engaged in, or has fixed plans to engage in within ninety (90) days of the time of such request, a registered public offering or is engaged in any other activity which, in the good faith determination of the Board of Directors of the Company, would be materially adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a reasonable period not in excess of (i) one hundred eighty (180) days from the effective date of such offering or (ii) ninety (90) days from the date of completion of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any one-year period. In addition, the Company shall not be required to effect any registration within sixty (60) days after the effective date of any other Registration Statement of the Company. Each request for a Demand Registration by the Initiating Holder(s) shall state the amount of the Registrable Securities proposed to be sold and the intended method of disposition thereof. Upon a request for a Demand Registration, the Company shall promptly take such steps as are necessary or appropriate to prepare for the registration of the Registrable Securities to be registered.

            (b) Incidental or "Piggy-Back" Rights with Respect to a Demand Registration. Each of the Designated Holders (other than the Initiating Holders) may offer such Designated Holder's Registrable Securities under any Demand Registration pursuant to this Section 3. Within ten (10) days after the receipt from an Initiating Holder of a request for a Demand Registration, the Company shall (i) give written notice thereof to all of the Designated Holders (other than the Initiating Holder) and (ii) subject to Section 3(e), include in such registration all of the Registrable Securities held by such Designated Holders from whom the Company has received a written request for inclusion therein within ten
(10) days of the receipt by such Designated Holders of such written notice referred to clause (i) above. Each such request by such Designated Holders shall specify the number of Registrable Securities proposed to be registered and the intended method of disposition thereof. The failure of any Designated Holder to respond within such 10-day period referred to in clause (ii) above shall be deemed to be a waiver of such Designated Holder's rights under this
Section 3, provided that any Designated Holder may waive such Designated Holder's rights under this Section 3 prior to the expiration of such 10-day period by giving written notice to the Company, with a copy to the Initiating Holder. The Ad Hoc Stockholders acknowledge and agree that the Company shall be permitted to satisfy the Company's notice requirement pursuant to clause (i) above with respect to the Ad Hoc Stockholders by providing such written notice to the Ad Hoc Stockholders' Representative only (and not all of the Ad Hoc Stockholders). Any request by an Ad Hoc Stockholder to have his or her Registrable Securities included in a Demand Registration pursuant to this
Section 3(b) shall be submitted to the Ad Hoc Stockholders' Representative, and the Ad Hoc Stockholders' Representative shall submit all such requests to the Company prior to the expiration of the 10-day period referred to in clause (ii) above. In addition to and without limiting the provisions of Section 3(e) hereof, the Company shall have no obligation to include in any Demand Registration pursuant to this Section 3(b), any Registrable Securities of the Ad Hoc Stockholders, unless prior to the expiration of the 10-day period referred to in clause (ii) above, the Company shall have received from the Ad Hoc Stockholders' Representative a written request or requests to include in such registration at least 60% of the Registrable Securities owned in the aggregate by all of the Ad Hoc Stockholders.

            (c) Effective Demand Registration. The Company shall use its best efforts to cause any such Demand Registration to become and remain effective not later than ninety (90) days after it receives a request under Section 3(a) hereof. A registration shall not constitute a Demand Registration until it has become effective and remains continuously effective for the lesser of (i) the period during which all Registrable Securities registered in the Demand Registration are sold and (ii) 120 days; provided, however, that a registration shall not constitute a Demand Registration if (x) after such Demand Registration has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason not attributable to the Initiating

Holders and such interference is not thereafter eliminated or (y) the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such Demand Registration are not satisfied or waived, other than by reason of a failure by the Initiating Holders.

            (d) Expenses. In any registration initiated as a Demand Registration pursuant to Section 3(a), the Company shall pay 50% of all Registration Expenses (other than underwriting discounts and commissions) in connection therewith (the "REGISTRATION EXPENSE CAP"), whether or not such Demand Registration becomes effective.

            (e) Underwriting Procedures. If the Initiating Holders holding a majority of the Registrable Securities held by all of the Initiating Holders to which the requested Demand Registration relates so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of a firm commitment underwritten offering and the managing underwriter or underwriters selected for such offering shall be the Approved Underwriter (as hereinafter defined) selected in accordance with Section 3(f). In connection with any Demand Registration under this Section 3 involving an underwriting, none of the Registrable Securities held by any Designated Holder making a request for inclusion of such Registrable Securities pursuant to Section 3(b) hereof shall be included in such underwriting unless such Designated Holder accepts the terms of the underwriting as agreed upon by the Company, the Initiating Holders and the Approved Underwriter, and then only in such quantity as will not, in the opinion of the Approved Underwriter, jeopardize the success of such offering by the Initiating Holders. If the Approved Underwriter advises the Company in writing that in its opinion the aggregate amount of such Registrable Securities requested to be included in such offering is sufficiently large to have a material adverse effect on the success of such offering, then the Company shall include in such registration only the aggregate amount of Registrable Securities that in the opinion of the Approved Underwriter may be sold without any such material adverse effect and shall reduce, first as to the Designated Holders who requested to participate in such registration pursuant to Section 3(b) hereof) as a group, if any (other than the Initiating Holders and the GE Capital Stockholders); and second as to the Initiating Holders and the GE Capital Stockholders as a group, pro rata within each group based on the number of Registrable Securities included in the request for Demand Registration.

            (f) Selection of Underwriters. If any Demand Registration of Registrable Securities is in the form of an underwritten offering, the Initiating Holders holding a majority of the Registrable Securities held by all such Initiating Holders shall select and obtain an investment banking firm of national reputation to act as the managing underwriter of the offering (the "APPROVED UNDERWRITER"); provided, however, that the Approved Underwriter shall, in any case, be acceptable to the Company in its reasonable judgment.

         4. Incidental or "Piggy-Back" Registration.

            (a) Request for Incidental Registration. At any time after the IPO Effectiveness Date, if the Company proposes to file a Registration Statement under the Securities Act with respect to an offering by the Company for its own account (other than a registration statement on Form S-4 or S-8 or any successor thereto), then the Company shall give written notice of such proposed filing to each of the Designated Holders of Registrable Securities at least twenty (20) days before the anticipated filing date, and such notice shall describe the proposed registration and distribution and offer such Designated Holders the opportunity to register the number of Registrable Securities as each such holder may request (an "INCIDENTAL REGISTRATION"). The Ad Hoc Stockholders acknowledge and agree that the Company shall be permitted to satisfy such notice requirement with respect to the Ad Hoc Stockholders by providing such written notice to the Ad Hoc Stockholders' Representative only (and not all of the Ad Hoc Stockholders). The Company shall, and shall use its best efforts (within ten (10) days of the notice provided for in the preceding sentence) to cause the managing underwriter or underwriters of a proposed underwritten offering (the "COMPANY UNDERWRITER") to permit each of the Designated Holders who have requested in writing to participate in the Incidental Registration to include such Designated Holder's Registrable Securities in such offering on the same terms and conditions as the securities of the Company included therein. Any request by an Ad Hoc Stockholder to have his or her Registrable Securities included in such Incidental Registration shall be submitted to the Ad Hoc Stockholders' Representative, and the Ad Hoc Stockholders' Representative shall submit all such requests to the Company.
The Company shall have no obligation to include in any Incidental Registration pursuant to this Section 4(a), any Registrable Securities of the Ad Hoc Stockholders, unless the Company shall have received from the Ad Hoc Stockholders' Representative written requests to include in such registration at least 60% of the Registrable Securities owned in the aggregate by all of the Ad Hoc Stockholders. In connection with any Incidental Registration under this
Section 4(a) involving an underwriting, the Company shall not be required to include any Registrable Securities in such underwriting unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the Company Underwriter, and then only in such quantity as will not, in the opinion of the Company Underwriter, jeopardize the success of the offering by the Company. If in the written opinion of the Company Underwriter the registration of all or part of the Registrable Securities which the Designated Holders have requested to be included would materially adversely affect such offering, then the Company shall be required to include in such Incidental Registration, to the extent of the amount that the Company Underwriter believes may be sold without causing such adverse effect, first, all of the securities to be offered for the account of the Company; second, the Registrable Securities to be offered for the account of the Designated Holders pursuant to this Section 4, pro rata based on the amount recommended by the Company Underwriter; and third, any other securities requested to be included in such underwriting.

            (b) Expenses. The Company shall bear all Registration Expenses (other than underwriting discounts and commissions) in connection with any Incidental Registration pursuant to this Section 4, whether or not such Incidental Registration becomes effective; provided, however, that each Designated Holder participating in such registration shall bear the costs and expenses (including disbursements) of its own legal counsel.

         5. Holdback Agreements.

            (a) Restrictions on Public Sale by Designated Holders. Each of the Designated Holders agrees not to effect any public sale or distribution of any Registrable Securities being registered or of any securities convertible into or exchangeable or exercisable for such Registrable Securities, including a public sale pursuant to Rule 144 under the Securities Act, during the ninety
(90) day period beginning on the effective date of such registration statement (except as part of such registration), (i) in the case of a non-underwritten public offering, if and to the extent requested by the Initiating Holders (in the event of a Demand Registration pursuant to Section 3) or the Company (in the event of an Incidental Registration pursuant to Section 4(a)), as the case may be, or (ii) in the case of an underwritten public offering, if and to the extent requested by the Approved Underwriter (in the event of a Demand Registration pursuant to Section 3) or the Company Underwriter (in the event of an Incidental Registration pursuant to Section 4(a)), as the case may be.

            (b) Restrictions on Public Sale by the Company. The Company agrees not to effect any public sale or distribution of any of its securities, or any securities convertible into or exchangeable or exercisable for such securities (except pursuant to registrations on Form S-4 or S-8 or any successor thereto), during the period beginning on the effective date of any registration statement in which the Designated Holders of Registrable

Securities are participating and ending on the earlier of (i) the date on which all Registrable Securities registered on such registration statement are sold and (ii) 90 days after the effective date of such registration statement.

         6. Registration Procedures.

            (a) Obligations of the Company. Whenever registration of Registrable Securities has been requested pursuant to Section 3 or Section 4 of this Agreement, the Company shall use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as quickly as practicable, and in connection with any such request, the Company shall, as expeditiously as possible:

                 (i) use its best efforts to prepare and file with the SEC a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of such Registrable Securities in accordance with the intended method of distribution thereof, and use its best efforts to cause such registration statement to become effective; provided, however, that (x) before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall provide counsel selected by the Designated Holders holding a majority of the Registrable Securities being registered in such registration ("HOLDERS' COUNSEL") and any other Inspector (as hereinafter defined) with an adequate and appropriate opportunity to participate in the preparation of such registration statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the SEC, which documents shall be subject to the review of Holders' Counsel, and (y) the Company shall notify the Holders' Counsel and each seller of Registrable Securities of any stop order issued or threatened by the SEC and take all reasonable action required to prevent the entry of such stop order or to remove it if entered;

                 (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the lesser of (x) twelve (12) months and (y) such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold, and comply with the provisions of the

Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                 (iii) as soon as reasonably possible, furnish to each seller of Registrable Securities, prior to filing a registration statement, copies of such registration statement as is proposed to be filed, and thereafter such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                 (iv) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or "blue sky" laws of such jurisdictions as any seller of Registrable Securities may request, and to continue such qualification in effect in such jurisdiction for as long as permissible pursuant to the laws of such jurisdiction, or for as long as any such seller requests or until all of such Registrable Securities are sold, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable any such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the Company shall not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6(a)(iv), (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction;

                 (v) use its reasonable best efforts to cause the Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers of Registrable Securities to consummate the disposition of such Registrable Securities;

                 (vi) notify each seller of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and the Company shall promptly prepare a supplement or amendment to such prospectus and furnish to each seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

                 (vii) enter into and perform customary agreements (including an underwriting agreement in customary form with the Approved Underwriter or Company Underwriter, if any, selected as provided in Section 3 or Section 4, as the case may be) and take such other actions as are prudent and reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

                 (viii) make available for inspection by any seller of Registrable Securities, any managing underwriter participating in any disposition pursuant to such registration statement, Holders' Counsel and any attorney, accountant or other agent retained by any such seller or any managing underwriter (each, an "INSPECTOR" and collectively, the "INSPECTORS"), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the "RECORDS") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's and its subsidiaries' officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspector in connection with such registration statement. Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (x) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement, (y) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (z) the information in such Records was known to the Inspectors on a non-confidential basis prior to its disclosure by the Company or has been made generally available to the public. Each seller of Registrable Securities agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                 (ix) if such sale is pursuant to an underwritten offering, use its best efforts to obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as Holders' Counsel or the managing underwriter reasonably request;

                 (x) use its reasonable best efforts to furnish, at the request of any seller of Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the registration statement with respect to such securities becomes effective, an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the seller making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as such seller may reasonably request and are customarily included in such opinions;

                 (xi) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable but no later than fifteen
(15) months after the effective date of the registration statement, an earnings statement covering a period of twelve (12) months beginning after the effective date of the registration statement, in a manner which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                 (xii) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed, provided that the applicable listing requirements are satisfied;

                 (xiii) keep Holders' Counsel advised in writing as to the initiation and progress of any registration under Section 3 or Section 4 hereunder;

                 (xiv) cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National

Association of Securities Dealers, Inc. (the "NASD"); and

                 (xv) use reasonable best efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby.

         The Ad Hoc Stockholders acknowledge and agree that the Company shall be permitted to satisfy the Company's notice and delivery requirements pursuant to this Section 6(a) with respect to the Ad Hoc Stockholders by providing notices and documents to the Ad Hoc Stockholders' Representative only (and not all of the Ad Hoc Stockholders). All requests to the Company by the Ad Hoc Stockholders pursuant to this Section 6(a) shall be made to the Ad Hoc Stockholders' Representative, and the Ad Hoc Stockholders' Representative shall promptly forward all such requests to the Company. The Company shall have no obligation to satisfy any request of the Ad Hoc Stockholders made pursuant to this Section 6(a), unless such request is made by the Ad Hoc Stockholders' Representative on behalf of Ad Hoc Stockholders holding at least 60% of the Registrable Securities owned in the aggregate by all of the Ad Hoc Stockholders.

            (b) Seller Information. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

            (c) Notice to Discontinue. Each Designated Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6(a)(vi), such Designated Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Designated Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 6(a)(vi) and, if so directed by the Company, such Designated Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Designated Holder's possession, of the prospectus covering such Registrable Securities which is current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement (including, without limitation, the period referred to in

Section 6(a)(ii)) by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(a)(vi) to and including the date when the Designated Holder shall have received the copies of the supplemented or amended prospectus contemplated by and meeting the requirements of Section 6(a)(vi).

            (d) Registration Expenses. Subject to the Registration Expense Cap in the case of a Demand Registration pursuant to Section 3 and subject to
Section 4(b) in the case of an Incidental Registration, the Company shall pay all expenses arising from or incident to the performance of, or compliance with, this Agreement, including, without limitation, (i) SEC, stock exchange and NASD registration and filing fees, (ii) all fees and expenses incurred in complying with securities or "blue sky" laws (including reasonable fees, charges and disbursements of counsel in connection with "blue sky" qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) the fees, charges and disbursements of counsel to the Company and of its independent public accountants and any other accounting fees, charges and expenses incurred by the Company (including, without limitation, any expenses arising from any special audits incident to or required by any registration or qualification) and any legal fees, charges and expenses incurred by the Company and, in the case of a Demand Registration, the Initiating Holders and (v) any liability insurance or other premiums for insurance obtained in connection with any Demand Registration or Incidental Registration pursuant to the terms of this Agreement, regardless of whether such registration statement is declared effective. All of the expenses described in this Section 6(d) are referred to herein as "REGISTRATION EXPENSES".

         7. Indemnification; Contribution.

            (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each Designated Holder, its officers, directors, trustees, partners, employees, advisors and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Designated Holder from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue, or allegedly untrue, statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or notification or offering circular (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information concerning such Designated Holder furnished in writing to the Company by such Designated Holder expressly for use therein. The Company shall also provide customary indemnities to any underwriters of the Registrable Securities, their officers, directors and employees and each Person who controls such underwriters (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Designated Holders of Registrable Securities.

            (b) Indemnification by Designated Holders. In connection with any registration statement in which a Designated Holder is participating pursuant to Section 3 or Section 4 hereof, each such Designated Holder shall furnish to the Company in writing such information with respect to such Designated Holder as the Company may reasonably request or as may be required by law for use in connection with any such registration statement or prospectus and each Designated Holder agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Company, any underwriter retained by the Company and their respective directors, officers, employees and each Person who controls the Company or such underwriter (within the meaning of the Securities Act and the Exchange Act) to the same extent as the foregoing indemnity from the Company to the Designated Holders, but only with respect to any such information with respect to such Designated Holder furnished in writing to the Company by such Designated Holder expressly for use therein.

            (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder (the "INDEMNIFIED PARTY") agrees to give prompt written notice to the indemnifying party (the "INDEMNIFYING PARTY") after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, however, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party hereunder. If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel satisfactory to the Indemnified Party in its reasonable judgment or (iii) the named parties to any such action (including any impleaded parties) have been advised by such counsel that either (x) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (y) there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party. In either of such cases, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld.

            (d)  Contribution.  If the indemnification provided for in this
Section 7 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Sections 7(a), 7(b) and 7(c), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person.

         8. Rule 144. The Company covenants that it shall file (a) any reports required to be filed by it under the Exchange Act and (b) take such further action as each Designated Holder of Registrable Securities may reasonably request (including providing any information necessary to comply with Rules 144 and 144A under the Securities Act), all to the extent required from time to time to enable such Designated Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (ii) any similar rules or regulations hereafter adopted by the SEC. The Company shall, upon the request of any Designated Holder of Registrable Securities, deliver to such Designated Holder a written statement as to whether it has complied with such requirements. The Ad Hoc Stockholders acknowledge and agree that the Company shall have no obligations under this
Section 8 to any Ad Hoc Stockholder for any request submitted to the Company pursuant to this Section 8 unless such request is submitted by the Ad Hoc Stockholders' Representative on behalf of Ad Hoc Stockholders holding at least 60% of the Registrable Securities owned in the aggregate by all of the Ad Hoc Stockholders.

         9. Miscellaneous.

            (a) Recapitalizations, Exchanges, etc.. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to (i) the shares of Common Stock and (ii) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the shares of Common Stock and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof. The Company shall cause any successor or assign (whether by merger, consolidation or otherwise) to enter into a new registration rights agreement with the Designated Holders on terms substantially similar to this Agreement as a condition of any such transaction.

            (b) No Inconsistent Agreements. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Designated Holders in this Agreement or grant any additional registration rights to any Person or with respect to any securities which are not Registrable Securities which are prior in right to or inconsistent with the rights granted in this Agreement.

            (c) Remedies. The Designated Holders, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of their rights under this Agreement; provided, however, that the Ad Hoc Stockholders shall not be entitled to exercise any such right of specific performance unless such right is exercised by the Ad Hoc Stockholders' Representative on behalf of Ad Hoc Stockholders holding at least 60% of the Registrable Securities owned in the aggregate by all of the Ad Hoc Stockholders. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

            (d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless consented to in writing by (i) the Company, (ii) the Fernandez Stockholders holding Registrable Securities representing (after giving effect to any adjustments) at least 60% of the aggregate number of Registrable Securities owned by all of the Fernandez Stockholders, (iii) the General Atlantic Stockholders holding Registrable Securities representing (after giving effect to any adjustments) at least 60% of the aggregate number of Registrable Securities owned by all of the General Atlantic Stockholders, (iv) the Morino Stockholders holding Registrable Securities representing (after giving effect to any adjustments) at least 60% of the aggregate number of Registrable Securities owned by all of the Morino Stockholders, (v) the FBR Stockholders holding Registrable Securities representing (after giving effect to any adjustments) at least 60% of the aggregate number of Registrable Securities owned by all of the FBR Stockholders, (vi) the GE Capital Stockholders holding Registrable Securities representing (after giving effect to any adjustments) at least 60% of the aggregate number of Registrable Securities owned by all of the GE Capital Stockholders, (vii) the IBIS Stockholders holding Registrable Securities representing (after giving effect to any adjustments) at least 60% of the aggregate number of Registrable Securities owned by all of the IBIS Stockholders, (viii) the Kemp Stockholders holding Registrable Securities representing (after giving effect to any adjustments) at least 60% of the aggregate number of Registrable Securities owned by all of the Kemp Stockholders, (ix) the Leonsis Stockholders holding Registrable Securities representing (after giving effect to any adjustments) at least 60% of the aggregate number of Registrable Securities owned by all of the Leonsis Stockholders, (x) the McKinley Stockholders holding Registrable Securities representing (after giving effect to any adjustments) at least 60% of the aggregate number of Registrable Securities owned by all of the McKinley Stockholders, (xi) the WPC Stockholders holding Registrable Securities representing (after giving effect to any adjustments) at least 60% of the aggregate number of Registrable Securities owned by all of the WPC Stockholders, and (xii) the Ad Hoc Stockholders holding Registrable Securities representing (after giving effect to any adjustments) at least 60% of the aggregate number Registrable Securities owned by all of the Ad Hoc Stockholders. Any such written consent shall be binding upon the Company and all of the Designated Holders.

            (e) Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be made by registered or certified first-class mail, return receipt requested, telecopier, courier service, overnight mail or personal delivery:

            (i)           if to the Company:

                          Proxicom, Inc.
                          1749 Old Meadow Road
                          McLean, Virginia 22102-4310
                          Telecopy:   (703) 566-4797
                          Attention:  Christopher Capuano, Esq.
                                      General Counsel

                          with a copy to:

                          Hogan & Hartson
                          555 13th Street, N.W.
                          Washington, D.C. 20004-1109
                          Telecopy:   (202) 637-5910
                          Attention:  Jacquelyn E. Grillon, Esq.

            (ii)          if to the Fernandez Stockholders:

                          c/o Proxicom, Inc.
                          1749 Old Meadow Road
                          McLean, Virginia 22102-4310
                          Telecopy:   (703) 506-4797
                          Attention:  Christopher Capuano, Esq.
                                      General Counsel

                          with a copy to:

                          Hogan & Hartson
                          555 13th Street, N.W.
                          Washington, D.C. 20004-1109
                          Telecopy:   (202) 637-5910
                          Attention:  Jacquelyn E. Grillon, Esq.

                                     and

                          Comiskey & Hunt
                          1501 Farm Credit Drive
                          Suite 4400
                          McLean, Virginia 22102-5000
                          Telecopy:   (703) 790-7867
                          Attention:  Stephen W. Comiskey, Esq.

                          (iii) if to GAP LP, GAP 52, GAP Coinvestment I or GAP Coinvestment II:

                          c/o General Atlantic Service Corporation
                          3 Pickwick Plaza
                          Greenwich, Connecticut 06830
                          Telecopy:    (203) 622-8818
                          Attention:   Mr. David C. Hodgson

                          with a copy to:

                          Paul, Weiss, Rifkind, Wharton & Garrison
                          1285 Avenue of the Americas
                          New York, New York 10019-6064
                          Telecopy:     (212) 757-3990
                          Attention:    Matthew Nimetz, Esq.

            (iv)          if to Morino Trust:

                          The Mario M. Morino Trust
                          c/o Morino Institute
                          1801 Robert Fulton Drive
                          Suite 550
                          Reston, Virginia 20191
                          Telecopy:     (703) 620-4102
                          Attention:    Mario M. Morino, Trustee

                          with a copy to:

                          Comiskey & Hunt
                          1501 Farm Credit Drive
                          Suite 4400
                          McLean, Virginia 22102-5000
                          Telecopy:     (703) 790-7867
                          Attention:    Stephen W. Comiskey, Esq.

            (v)           if to FBR:

                          c/o FBR Venture Capital Managers Inc.
                          1001 19th Street
                          North Arlington, Virginia 22209
                          Telecopy:     (703) 312-9601
                          Attention:    Suzanne Richardson

            (vi)          if to GE Capital or GE Capital Equity:

                          GE Capital Equity Capital Group, Inc.
                          120 Long Ridge Road
                          Stamford, Connecticut  06927
                          Telecopy:     (203) 357-3400
                          Attention:    General Counsel
                                        Legal Department

            (vii)         if to the IBIS Stockholders:

                          Brenda Wong
                          Scott McDonald
                          Vincent Hoenigman
                          c/o IBIS Consulting, Inc.
                          One Ecker Street
                          Suite 100
                          San Francisco, California 94104
                          Telecopy:     (415) 820-2401

                                with a copy to:

                          Preston Gates & Ellis LLP
                          One Maritime Plaza
                          San Francisco, California  94111
                          Telecopy:     (415) 788-8819
                          Attention:    Lawrence B. Low

            (viii)        if to the Kemp Stockholders:

                          Jack Kemp
                          Empower America
                          1776 I Street, N.W.
                          Suite 890
                          Washington, DC 20006

            (ix)          if to the Leonsis Stockholders:

                          Theodore J. Leonsis
                          America Online
                          22000 AOL Way
                          Dulles, Virginia 20166-9323

                          with a copy to:

                          Holland & Knight
                          Suite 400
                          2100 Pennsylvania, N.W.
                          Washington, DC  20037-3202
                          Telecopy:  (202) 955-5564
                          Attention:  T. Wayne Gray, Esq.

            (x)           if to the McKinley Stockholders:

                          John McKinley
                          Merrill Lynch & Co.
                          World Financial Center
                          North Tower
                          New York, New York 10281

            (xi)          if the WPC Stockholders:

                          The Washington Post Company
                          1150 15th Street, N.W.
                          Washington, D.C. 20007
                          Attention:    Mr. Jay Morse

            (xii)         if to the Ad Hoc Stockholders:

                          c/o Saul Aaron Singer
                          Ad Hoc Stockholders' Representative
                          ad hoc Interactive, Inc.
                          Libertyship Building
                          80 Libertyship Way, Suite 1
                          Sausalito, California  94965
                          Telecopy:  (415) 332-0180

                          with a copy to:

                          Howard, Rice, Nemerovski, Canady, Falk & Rabkin 3 Embarcadero Center
                          7th Floor
                          San Francisco, California  94111
                          Telecopy:  (415) 217-5910
                          Attention:  Howard Lasky, Esq.


            (xiii) if to any other Designated Holder, at its address as it appears on the record books of the Company.

         All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier or overnight mail, if delivered by commercial courier service or overnight mail; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.


            (f) Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto. The Demand Registration rights of the General Atlantic Stockholders contained in Section 3 hereof and the other rights of each of the General Atlantic Stockholders with respect thereto shall be, with respect to any Registrable Security, (i) automatically transferred among the General Atlantic Stockholders and (ii) in all other cases, transferred only with the consent of the Company. The incidental or "piggy-back" registration rights of the Designated Holders contained in Sections 3(b) and 4 hereof and the other rights of each of the Designated Holders with respect thereto shall be, with respect to any Registrable Security, automatically transferred by such Designated Holder to any Person who is the transferee of such Registrable Security. All of the obligations of the Company hereunder shall survive any such transfer. No Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of any of the rights granted hereunder.

            (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (i) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

            (j) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that all of the rights and privileges of the Designated Holders shall be enforceable to the fullest extent permitted by law.

            (k) Entire Agreement. This Agreement, the other Transaction Documents (as defined in the Series D Stock Purchase Agreement) and, as between the Company and the IBIS Stockholders, the Merger Agreement, and, as between the Company and the Ad Hoc Stockholders, the Ad Hoc Merger Agreement, are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement, the other Transaction Documents and, as between the Company and the IBIS Stockholders, the Merger Agreement, and, as between the Company and the Ad Hoc Stockholders, the Ad Hoc Merger Agreement, supersede all prior agreements and understandings between the parties with respect to such subject matter, including, without limitation, the Second Amended and Restated Registration Rights Agreement.

            (l) Further Assurances. Each of the parties shall execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

            (m) Appointment of Ad Hoc Stockholders' Representative. Each Ad Hoc Stockholder hereby appoints Saul Aaron Singer as attorney-in-fact with full power and authority to act for and on behalf of any or all of the Ad Hoc Stockholders (with full power of substitution in the premises), in connection with the provisions of this Agreement as they relate to the Ad Hoc Stockholders generally and such other matters as are reasonably necessary for the consummation of the transactions contemplated hereby including, without limitation, (i) to execute, deliver and receive on behalf of the Ad Hoc Stockholders any notice, document or agreement contemplated by or necessary or desirable in connection with this Agreement, (ii) to execute and deliver on behalf of the Ad Hoc Stockholders any amendments, modifications, supplements, waivers and consents obtained pursuant to and in accordance with Section 9(d) of this Agreement, and (iii) to take such further actions including coordinating and administering matters related to the rights and obligations of the Ad Hoc Stockholders pursuant to this Agreement. The Ad Hoc Stockholders' Representative is willing to act in the capacity of the representative of the Ad Hoc Stockholders hereunder, and hereby accepts such appointment and agrees to act in accordance with the terms and conditions of this Agreement. The Company and the Designated Holders shall be entitled to rely on such appointment and treat the Ad Hoc Stockholders' Representative as the duly appointed attorney-in-fact of each Ad Hoc Stockholder.

            (n) Limitation of Liability. The Ad Hoc Stockholders' Representative shall have no liability to the Ad Hoc Stockholders with respect to any action taken by him or her under this Agreement, except with respect to the Ad Hoc Stockholders' Representative's gross negligence or willful misconduct. The Ad Hoc Stockholders' Representative may act in reliance upon the advice of counsel in reference to any matter in connection with this Agreement and shall not incur any liability to the Ad Hoc Stockholders or any one of them, for any action taken in good faith in accordance with such advice.

         IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement on the date first written above.


                          PROXICOM, INC.



                          By: /s/ Raul Fernandez
                             -------------------------------------------
                          Name:   Raul Fernandez
                          Title:  President and Chief Executive Officer



                           /s/ Raul Fernandez
                          ----------------------------------------------
                          Raul Fernandez


                  [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

                          GENERAL ATLANTIC PARTNERS 34, L.P.

                          By:  GENERAL ATLANTIC PARTNERS, LLC,
                               Its General Partner


                          By: /s/ David Hodgson
                             ----------------------------------------
                          Name:   David Hodgson
                               --------------------------------------
                          Title:  A Managing Member


                          GENERAL ATLANTIC PARTNERS 52, L.P.

                          By:  GENERAL ATLANTIC PARTNERS, LLC, Its General
                               Partner


                          By:  /s/ David Hodgson
                             ----------------------------------------
                          Name:    David Hodgson
                               --------------------------------------
                          Title:  A Managing Member

                          GAP COINVESTMENT PARTNERS, L.P.


                          By:  /s/ David Hodgson
                             ---------------------------------------
                          Name:    David Hodgson
                               -------------------------------------
                          Title:  A General Partner


                          GAP COINVESTMENT PARTNERS II, L.P.


                          By:  /s/ David Hodgson
                             ---------------------------------------
                          Name:    David Hodgson
                               -------------------------------------
                          Title:  A General Partner


                  [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

                          THE MARIO M. MORINO TRUST



                          By: /s/ Mario M. Morino
                             --------------------------------------
                          Name:   Mario M. Morino
                          Title:  Trustee


                          FBR VENTURE CAPITAL MANAGERS INC.



                          By: /s/ (signature illegible)
                             --------------------------------------
                          Name:
                               ------------------------------------

                          Title:
                                -----------------------------------


                          GENERAL ELECTRIC CAPITAL CORPORATION



                          By: /s/ (signature illegible)
                             --------------------------------------
                          Name:
                               ------------------------------------

                          Title:
                                ----------------------------------


                          GE CAPITAL EQUITY INVESTMENTS, INC.



                          By:  /s/ (signature illegible)
                             -------------------------------------
                          Name:
                               -----------------------------------
                          Title:
                                ----------------------------------


                  [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

                          /s/ Brenda Wong
                          ----------------------------------------
                          Brenda Wong



                          /s/ Scott McDonald
                          ----------------------------------------
                          Scott McDonald



                          /s/ Vincent Hoenigman
                          ----------------------------------------
                          Vincent Hoenigman


                          /s/ Jack Kemp
                          ----------------------------------------
                          Jack Kemp


                          /s/ Theodore J. Leonsis
                          ----------------------------------------
                          Theodore J. Leonsis


                          /s/ John McKinley
                          ----------------------------------------
                          John McKinley

                          THE WASHINGTON POST COMPANY



                          By: /s/ (signature illegible)
                             ----------------------------------------
                          Name:
                               --------------------------------------
                          Title:
                                -------------------------------------



                  [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

                          THE AD HOC STOCKHOLDERS:
                          -----------------------



                          /s/ SAUL AARON SINGER
                          -------------------------------------
                          SAUL AARON SINGER



                          /s/ MEGAN WHEELER
                          -------------------------------------
                          MEGAN WHEELER



                          /s/ DAVID GANG
                          -------------------------------------
                          DAVID GANG



                          /s/ SHAWN MCKEE
                          -------------------------------------
                          SHAWN MCKEE



                          /s/ ROB TSUYUKI
                          -------------------------------------
                          ROB TSUYUKI

                          /s/ LAURA MITCHELL
                          --------------------------------------
                          LAURA MITCHELL



                          /s/ DAPHNE HUMES
                          --------------------------------------
                          DAPHNE HUMES



                          /s/ CHRIS KELLY
                          --------------------------------------
                          CHRIS KELLY


                  [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

                          /s/ SCOTT HARTWIG
                          -------------------------------------
                          SCOTT HARTWIG



                          /s/ JASON SAFFA
                          -------------------------------------
                          JASON SAFFA



                          /s/ SHERYL CHAPMAN
                          -------------------------------------
                          SHERYL CHAPMAN



                          /s/ ANDREW NEWELL
                          -------------------------------------
                          ANDREW NEWELL



                          /s/ JORGE GIRALDO
                          -------------------------------------
                          JORGE GIRALDO

                          /s/ STEVEN HEARD
                          -----------------------------------
                          STEVEN HEARD



                          /s/ TOM MABE
                          -----------------------------------
                          TOM MABE



                          /s/ JESSICA MABE
                          -----------------------------------
                          JESSICA MABE


                  [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

                          /s/ TRAVIS KOTZEBUE
                          -----------------------------------
                          TRAVIS KOTZEBUE



                          /s/ THY THAN
                          -----------------------------------
                          THY THAN



                          /s/ ROBY GILBERT
                          -----------------------------------
                          ROBY GILBERT



                            [END OF SIGNATURE PAGES]

                                   EXHIBIT A

                              AD HOC STOCKHOLDERS


Aaron Singer
Megan Wheeler
David Gang
Shawn McKee
Rob Tsuyuki
Laura Mitchell
Daphne Humes
Chris Kelly
Scott Hartwig
Jason Saffa
Sheryl Chapman
Andrew Newell
Jorge Giraldo
Steven Heard
Tom Mabe
Jessica Mabe
Travis Kotzebue
Thy Than
Roby Gilbert